Note 4 - Warrant (Detail) (USD $)	9 Months Ended	24 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Warrants Issued During Period, Value, New Issues (in Dollars)	$ 117,620	$ 117,620
Fair Value Assumptions, Expected Term, Simplified Method	1.2	1.2
Fair Value Assumptions, Expected Volatility Rate	100.00%	100.00%
Fair Value Assumptions, Expected Dividend Rate	0.00%	0.00%
Fair Value Assumptions, Risk Free Interest Rate	1.40%	1.40%